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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A-2

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             March 20, 2000                                      0-6770
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Date of Report (Date of earliest event reported)         Commission File Number




                             GLOBALTRON CORPORATION
             (Exact name of registrant as specified in its charter)



          Florida                                               65-06698942
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(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification Number)




                        100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
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               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

As of December 5, 2000, but effective as of October 24, 2000, Globaltron Corporation, formerly known as Win-Gate Equity Group, Inc. (the "Company"), Globaltron Communications Corporation ("GCC") and GNB Bank (Panama) S.A. (the "Bank") entered into a Second Amendment to the Loan Agreement, dated as of February 29, 2000, as amended on September 27, 2000 (the "Loan Agreement").

In particular, the Second Amendment, among other items,

         o modified the definition of "Qualified Private Placement" to mean a private placement in the amount of not less than $10.0 million of Qualifying Shares to Persons;

         o modified the terms by which the Bank may convert to permit the Bank to convert the obligations due under the Note and Loan into Company common stock, so long as the Note has not been fully paid, into

                  -that number of Qualifying Shares, if there has been a Qualified Private Placement; or

                  -that number of shares of common stock of the Company equal to the principal and interest accrued thereon under the Note, as elected by the Lender to be converted, divided by the lower of:

                           (a) the price of any Qualifying Shares issued by the
                  Borrower in a Qualified Private Placement, if any; or

                           (b) the average closing price of the shares of common
                  stock of the Borrower during twenty (20) consecutive trading days prior to the Notice of Conversion.

         o In the event that $10.0 million in equity is invested in the Company, the Company has a mandatory obligation to prepay the outstanding balance of the Note, together with accrued interest.

Additionally, in connection with a Pledge and Security Agreement between Gary D. Morgan ("Morgan"), the Chairman of the Board of the Company, and Arthur Lipson, trustee ("Lipson"), which amended certain terms of a Loan Agreement in connection with a $900,000 loan made by Lipson to GCC, the Bank agreed to inform Lipson if it intends to (i) take any action to foreclose upon any of the 4.0 million shares (the Pledged Shares") pledged by Morgan to the Bank or (ii) institute any litigation against the Company.

Item 7.  Financial Statements, ProForma Financial Statements and Exhibits.

(a)      Not applicable.

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(b)      Not applicable.

(c)      Exhibits

10.34 Second Amendment dated as of December 5, 2000, but effective on October 24, 2000 to the Loan Agreement dated as of February 29, 2000, as amended September 27, 2000 by and among Globaltron Corporation, formerly known as Win-Gate Equity Group, Inc., Globaltron Communications Corporation and GNB Bank S.A. (exhibits omitted).

10.35 Pledge and Security Agreement dated as of November 21, 2000 between Gary D. Morgan and Arthur Lipson, trustee, with GNB Bank (Panama) S.A. and Colpafinsa S.A. as joinders to the Agreement.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 15, 2000       GLOBALTRON CORPORATION
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                                By: /s/ Kevin P. Fitzgerald
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                                    Kevin P. Fitzgerald, Chief Executive Officer


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